Investment in Equity Accounted Joint Ventures	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Ventures
Investment in Equity Accounted Joint Ventures

In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to OOGTK Libra GmbH & Co KG (or Libra Joint Venture), a 50/50 joint venture of the Partnership and Ocyan S.A. (or Ocyan) which vessel was converted to a new FPSO unit for the Libra field in Brazil. The FPSO unit commenced operations in late-2017. Included in the joint venture is a ten-year plus construction period loan facility, which as at December 31, 2018 had an outstanding balance of $654.2 million. The interest payments of the loan facility are based on LIBOR, plus a margin of 2.65%. The final payment under the loan facility is due in October 2027. In addition, the Libra Joint Venture entered into ten-year interest rate swap agreements, with an aggregate notional amount of $588.8 million as at December 31, 2018, which amortizes quarterly over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a weighted average fixed rate of 2.51%. These interest rate swap agreements are not designated in qualifying cash flow hedging relationships for accounting purposes.

In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG TKP FPSO GmbH & Co KG, a joint venture with Ocyan, which owns the Itajai FPSO unit. Included in the joint venture is an eight-year loan facility, which as at December 31, 2018 had an outstanding balance of $138.2 million. The interest payments of the loan facility are based on LIBOR, plus a margin of 2.15%. The final payment under the loan facility is due in October 2021. The Partnership has guaranteed its 50% share of the loan facility. In addition, the joint venture entered into ten-year interest rate swap agreements with an aggregate notional amount of $123.4 million as at December 31, 2018, which amortizes semi-annually over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a fixed rate of 2.63%. These interest rate swap agreements are not designated in qualifying cash flow hedging relationships for accounting purposes.

As at December 31, 2018 and 2017, the Partnership had total investments of $212.2 million and $169.9 million, respectively, in equity accounted joint ventures. No indicators of impairment existed at December 31, 2018 and 2017.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity accounted joint ventures. The results included are for the Itajai FPSO joint venture and the Libra Joint Venture.

	As at December 31,
	2018 $	2017 $
Cash and cash equivalents	89,634	167,381
Other assets - current	58,574	26,994
Vessels and equipment	1,152,039	1,215,451
Other assets - non-current	37,424	51,908
Current portion of long-term debt	90,063	179,701
Other liabilities - current	49,714	59,840
Long-term debt	684,538	771,573
Other liabilities - non-current	96,147	114,115

	Year ended December 31,
	2018 $	2017 $	2016 $
Revenues	264,215	90,662	80,999
Income from vessel operations	119,774	43,422	42,380
Realized and unrealized (loss) gain on derivative instruments	(7,047)	(139)	1,608
Net income	78,916	28,884	35,866

The Partnership does not control its equity-accounted vessels and as a result, the Partnership does not have the unilateral ability to determine whether the cash generated by its equity-accounted vessels is retained within the entities in which the Partnership holds the equity-accounted investments or distributed to the Partnership and other owners. In addition, the Partnership does not control the timing of such distributions to the Partnership and other owners.